Exhibit 10.1

EXECUTION COPY

AGREEMENT

This Agreement (this “Agreement”), effective as of May 14, 2013, confirms the following understandings and agreements among COUPON EXPRESS, INC., a Nevada corporation (the “Company”), ERIC KASH (hereinafter referred to as “you” or “your”) and ALPHA KASH LLC, a New York limited liability company wholly-owned and controlled by you (“Alpha Kash”), and NEXTLEVEL VIII, LLC, a Delaware limited liability company (“NextLevel”), solely for purposes of Section 7(c) of this Agreement).

1.

Resignation. You hereby acknowledge and agree that effective as of the date hereof (a) you are resigning as a member of the Board of Directors (the “Board”), Chairman of the Board, and member of any Board committee pursuant to the resignation letter attached hereto as Exhibit A; (b) simultaneous with the execution of this Agreement, the Company is appointing an Interim Chief Executive Officer, Interim President and Interim Chief Financial Officer and you are resigning as the Chief Executive Officer, President, Chief Financial Officer and as any other employee, officer or agent of, and in any other capacity in, the Company; and (c) that certain Employment Agreement, dated November 10, 2008, between you and the Company (the “Employment Agreement”) and your employment with the Company or any of its parents, subsidiaries or affiliates (whether pursuant to that Employment Agreement or otherwise) is hereby terminated.

2.

Consulting. Simultaneous with the execution of this Agreement, the Company shall enter into the Consulting Agreement with Alpha Kash, in the form attached hereto as Exhibit B (the “Consulting Agreement”), and Alpha Kash shall commence providing services to the Company pursuant to the Consulting Agreement as of May 16, 2013. You acknowledge and agree that the sole and exclusive remedies for any late payment or nonpayment of the Consulting Fee (as defined in the Consulting Agreement) shall be to commence collection proceedings against the Company and, if the Company is more than three (3) business days late with the payment of three (3) or more monthly payments of the Consulting Fee in any twelve (12) month period during the Term (as defined in the Consulting Agreement) of the Consulting Agreement, then Sections 9(a) and 9(b) of the Consulting Agreement and Sections 7(a) and 7(b) of this Agreement shall be void immediately without further action. (For the sake of clarity, any rights arising due to a breach of such Sections occurring before then shall not be affected.) As used in this Agreement, “business day” shall mean any day other than Saturday, Sunday or any weekday in which banks in New York City are closed.

3.

Severance Payments and Other Consideration. In consideration of you entering into this Agreement, you shall be entitled to the following payments and other consideration, subject to Section 3(e) below:

(a)

Upon the expiration of the Term of the Consulting Agreement, the Company shall pay to you severance in the amount of $204,996 (the “Severance Payment”), payable on the last business day of each month, subject to applicable tax-related withholdings, over the succeeding eighteen (18) months following the expiration of the Term of the Consulting Agreement (such 18-month period, the “Severance Term”) as follows: $10,000 monthly for the first twelve (12) months of the Severance Term and $14,166 monthly for the final six (6) months of the Severance Term. The Company shall be entitled to prepay, without penalty, any portion of the Severance Payment at any time.

(b)

During the Severance Term, the Company shall reimburse you for the expenses of your business cellular phone (up to a maximum of $100 monthly) to the extent such expenses are related to business of the Company. You shall provide to the Company any and all statements, bills or receipts evidencing such expenses.

(c)

All of your outstanding options to purchase common stock of the Company pursuant to that certain Common Stock Option attached hereto as Exhibit C (the “Options”) and all of your outstanding warrants to purchase common stock of the Company pursuant to that certain Common Stock Warrant attached hereto as Exhibit D (the “Warrants”) (collectively, 46,000,000 shares at an exercise price of $0.001 per share) shall vest immediately, to the extent any of such Options or Warrants are unvested, and shall remain exercisable throughout the respective terms stated therein. The Options and the Warrants contain cashless exercise provisions to allow you to utilize Rule 144 to sell the shares issuable pursuant to the Options and the Warrants after you are no longer an affiliate of the Company, subject to any required holding periods. The Company will rely, to the extent it is reasonable to do so, on the opinion of counsel with respect to the determination whether you are an affiliate of the Company.

(d)

The Company shall continue to pay your current car lease payment in the amount of $205 per month through the expiration of the term of such car lease in September 2013.

(e)

Notwithstanding anything herein to the contrary, in no event shall you be entitled to the Severance Payment or any other payment hereunder if (i) the Consulting Agreement shall have been terminated for Cause (as defined in the Consulting Agreement) at any time during the Term of the Consulting Agreement or (ii) you, Alpha Kash or any of your respective affiliates or Representatives (as defined in the Consulting Agreement) commits any action constituting Cause, as determined by the Board unanimously, at any time during the twelve-month period of the Term (without considering any shortening due to earlier termination thereof), regardless of whether the Consulting Agreement was terminated without Cause prior to you, Alpha Kash or any of your respective affiliates or Representatives committing such action.

4.

Waiver. In consideration of the terms herein, you hereby waive any rights to any payments or benefits to which you would otherwise have been entitled under the Employment Agreement or otherwise in connection with your relationship with the Company. Except as set forth herein, you shall no longer be entitled to any further compensation or any monies (including severance payments) from the Company or any of its affiliates or to receive any of the benefits made available to you during your employment at the Company.

5.

Confidential Information, Related Matters and Prohibitions. You acknowledge that (i) the principal business of the Company is marketing, selling and maintaining self-service kiosks and any and all other businesses that, from time to time during your employment with the Company, or thereafter, became or becomes material with respect to the Company’s business, herein collectively referred to as the “Business”; (ii) the Company is among a limited number of companies which have developed a business of the type carried on by the Company, (iii) the Business is national in scope; (iv) your work for the Company gave you and will give you access to the confidential affairs and proprietary information of the Company; (v) the value of all goodwill resulting from the operation of the Business or the business of any affiliates thereof should properly belong to the Company; (vi) the covenants and agreements of you in this Section 5 are necessary to preserve the value of such goodwill for the benefit of the Company; and (vii) the Company would not have entered into this Agreement but for the covenants and agreements set forth in this Section 5. Accordingly, you covenant and agree that:

(a)

Definition. “Confidential Information” means all nonpublic information (whether in paper or electronic or contained in your memory or the memory of any of Alpha Kash’s Representatives, or otherwise stored or recorded) relating to or arising from the Business, including, without limitation, trade secrets and other intellectual property used, developed or acquired by the Company in connection with the Business. Without limiting the generality of the foregoing, “Confidential Information” shall specifically include all information concerning the manner and details of the Company’s operation, organization and management; financial information and/or documents and nonpublic policies, procedures and other printed, written or electronic material generated or used in connection with the Business; the Company’s business plans and strategies; the Company’s technology; the identities of the Company’s customers and the specific individual customer representatives with whom the Company works or has worked; the details of the Company’s relationship with such customers and customer representatives; the identities of distributors, contractors and vendors utilized in the Business; the details of the Company’s relationships with such distributors, contractors and vendors; the nature of fees and charges made to the Company’s customers; nonpublic forms, contracts and other documents used in the Business; all information concerning the Company’s employees, agents and contractors, including without limitation such persons’ compensation, benefits, skills, abilities, experience, knowledge and shortcomings, if any; the nature and content of computer software used in the Business, whether proprietary to the Company or used by the Company under license from a third party; and all other information concerning the Company’s concepts, prospects, customers, employees, agents, contractors, earnings, products, services, equipment, systems, and/or prospective and executed contracts and other business arrangements. “Confidential Records” means all documents and other records, whether in paper, electronic or other form, that contain or reflect any Confidential Information.

(b)

Exceptions. For the purposes of this Agreement, Confidential Information shall not include information that:

(i)

at the time of disclosure is generally available to the public other than as a result of, directly or indirectly, any violation of this Agreement or any violation or other wrongful act of you, Alpha Kash or any of its Representatives, under any other agreement in effect or previously in effect between you or Alpha Kash or any of its Representatives and the Company or otherwise;

(ii)

at the time of disclosure is available to you on a non-confidential basis from a third-party source, provided that such third party is not and was not prohibited or restricted from disclosing such Confidential Information;

(iii)

was known by, or in the possession of, you, as established by documentary evidence, prior to your first date of employment with the Company and does not otherwise constitute Company Materials or Confidential Information under the Employment Agreement and does not otherwise constitute Company Materials by virtue of this Agreement; or

(iv)

was or is independently developed by you, without reference to or use of, in whole or in part, any of the Company’s Confidential Information or Company Materials, including as defined in the Employment Agreement.

(c)

Restricted Use. Without the Company’s prior written consent, neither you nor Alpha Kash shall, at any time, directly or indirectly: (i) use any Confidential Information for any purpose; or (ii) disclose or otherwise communicate any Confidential Information to any person or entity (except Alpha Kash Representatives who have a need to know and who agree to be bound by the terms hereof). All Confidential Records prepared by or provided to you, Alpha Kash or any of Alpha Kash’s Representatives are and shall remain Company’s property, and neither you nor Alpha Kash shall, at any time, directly or indirectly: (i) copy or use any Confidential Record for any purpose; or (ii) show, give, sell, disclose or otherwise communicate any Confidential Record or the contents of any Confidential Record to any person or entity (except Alpha Kash Representatives who have a need to know and who agree to be bound by the terms hereof). Upon the request of the Company, you and Alpha Kash shall immediately deliver, or cause to be delivered, to the Company or its designee (and shall not keep in your possession or deliver to any other person or entity) any Confidential Records or other Company property in your possession or control.

(d)

Third-Party Information. In addition to the Company’s Confidential Information, you and Alpha Kash may be or have been exposed to proprietary information and materials provided to the Company by third parties under license agreements, non-disclosure agreements or other restrictive arrangements, including, without limitation, information in electronic form and/or computer software programs (“Third-Party Information”). Upon the request of the Company, you or Alpha Kash, as applicable, will execute such forms as may be reasonably required acknowledging receipt and possession of such Third-Party Information, including any manuals related thereto. You and Alpha Kash agree at all times to use all Third-Party Information only in accordance with the Company’s instructions and with the terms of any license or other restrictions relating thereto provided by the Company to you or Alpha Kash.

6.

Company Materials and Rights and Obligations Relating Thereto.

(a)

Company Materials. “Company Materials” means all discoveries, ideas, inventions, concepts, developments, know-how, trade secrets, works of authorship (including works defined in 17 U.S.C. §102), materials, software (source and object code), writings, drawings, designs, processes, techniques, formulas, data, specifications, technology, patent applications (and contributions thereto) and other creations (and any related improvements or modifications to the foregoing or to any Confidential Information), whether or not patentable, registrable or protectable under copyright or similar laws, and improvements to any of the foregoing, together with all national, foreign and state registrations, applications for registration and all renewals and extensions thereof (including any continuations, continuations-in-part, divisionals, reissues, substitutions and reexaminations), all goodwill associated therewith and all benefits, privileges, causes of action and remedies relating to any of the foregoing, whether before or hereafter accrued (including the exclusive rights to apply for and maintain all such registrations, renewals and extensions, to sue for all past, present and future infringements or other violations of any rights relating thereto and to settle and retain proceeds from any such actions), including all rights, whether existing now or in the future, whether statutory or common law, in any jurisdiction in the world, that you learned of, conceived, developed, reduced to practice or created, alone or with others, during your employment with the Company, or any predecessor in interest, or the Term of the Consulting Agreement (whether or not conceived, developed, reduced to practice or created during regular working hours) that directly or indirectly arise from or relate to: (i) the Company’s or its affiliates’ business, products or services; (ii) work performed for Company or its affiliates by you, Alpha Kash or any other Company employee, agent or contractor; (iii) the use of the Company’s or its affiliates’ property or time; or (iv) the Company’s Confidential Information or Confidential Records or, after termination of your relationship with Company, if based upon Confidential Information or Confidential Records. Company Materials shall also include any research and development work and/or projects being pursued by, or which are under study by, you, unless you shall have notified the Company in writing, and the Company shall have acknowledged same, that such work and/or projects were created outside your employment and Alpha Kash’s consultancy with the Company and are being developed entirely on your own time and without the use of any of the Company’s or its affiliates’ equipment, facilities, supplies or other property or any Confidential Information or Confidential Records. In the absence of such notification and acknowledgment, at the time of creation or immediately after creation, such Company Materials made in whole or in part by you during your employment or Alpha Kash’s consultancy with the Company, falling within the scope of the Business from time to time, will be presumed to be Company Materials.

(b)

Assignment. Neither you nor Alpha Kash retain any rights in the Company Materials and you and Alpha Kash each agree not to challenge the validity of the Company’s ownership of the Company Materials. Each of you and Alpha Kash hereby assign, or shall cause to be assigned, to the Company your or Alpha Kash’s entire right, title and interest in all Company Materials, if any, which shall be the sole and exclusive property of the Company; whether or not subject to patent, copyright, trademark or trade secret protection. You and Alpha Kash each also acknowledge that all original works of authorship made by you or Alpha Kash (solely or jointly with others) within the scope of your employment and Alpha Kash’s consultancy with Company, and that are protectable by copyright, are “works made for hire,” as that term is defined in the United States Copyright Act (17 U.S.C. §§ 101, et seq.). To the extent that any such works, by operation of law, cannot be “works made for hire,” each of you and Alpha Kash hereby assign, or shall cause to be assigned, to the Company all right, title, and interest in and to such work and to any related copyrights. You and Alpha Kash shall, at the Company’s request, execute and deliver to the Company or procure the execution and delivery to the Company of such documents or other instruments which the Company may from time to time deem necessary or desirable to evidence, maintain and protect its rights hereunder and to carry out the intents and purposes of this Agreement and to convey to the Company the necessary rights in and to Company Materials.

(c)

License; Waiver of Rights. If and to the extent that any Company Materials are not assignable or you or Alpha Kash retain any right, title or interest in and to any Company

Materials, you (i) unconditionally and irrevocably waive the enforcement of such rights, and all claims and causes of action of any kind against the Company with respect to such rights, (ii) agree, at the Company’s request and expense, to consent to and join in any action to enforce such rights and (iii) hereby grant the Company a perpetual, irrevocable, fully paid-up, royalty-free, transferable, sublicenseable (through multiple levels of sublicensees), exclusive, worldwide right and license to use, reproduce, distribute, display and perform (whether publicly or otherwise), prepare derivative works of and otherwise modify, make, sell, offer to sell, import and otherwise use and exploit (and have others exercise such rights on the Company’s behalf) all or any portion of such Company Materials, in any form or media (now known or later developed). You and Alpha Kash irrevocably waive any “moral rights” or other rights with respect to attribution of authorship or integrity of such Company Materials that you or Alpha Kash may have. You and Alpha Kash each hereby waive and quitclaim to the Company any and all claims which you or Alpha Kash now or may later have for infringement of any Company Materials assigned or licensed to the Company.

(d)

Return of Company Materials. All documents, correspondence, notes, memoranda and other written, magnetic or other physical records of any kind that embody or reflect Company Materials, Confidential Information or Confidential Records, or any copies thereof, received or made by you or Alpha Kash with respect to your duties during and in connection with your employment or Alpha Kash’s consultancy with the Company shall be and remain the sole property of the Company and upon the termination of the Term of the Consulting Agreement, and at any time Company requests, you and Alpha Kash shall deliver, or cause to be delivered, all such items comprising or embodying Company Materials, Confidential Information or Confidential Records to the Company or certify as to their destruction.

(e)

Rights in Certain Company Materials. You and Alpha Kash also acknowledge that all information generated, received or maintained by or for you or Alpha Kash on the premises or equipment of the Company or any of its affiliates (including computer systems and electronic or voice mail systems) is Company Material, and you and Alpha Kash each hereby waive any property or privacy rights you or Alpha Kash may have with respect to such materials.

7.

Non-Competition; Non-Solicitation; Non-Disparagement.

(a)

Non-Competition. You agree that from the date hereof and for thirty (30) months thereafter (the “Restricted Period”), you shall not, directly or indirectly through Alpha Kash or otherwise, engage or invest in any other business (except for passive ownership of a publicly traded company where you will own no more than 1% of the outstanding stock of such company), which is a “Competitive Business” in the United States of America, its possessions and territories, Canada and Mexico (collectively, the “Territory”), as owner, shareholder, investor, operator, manager, officer, director, partner, joint venturer, advisor, consultant, agent, employee, trustee, lender of money or in any other capacity. For purposes of this Agreement “Competitive Business” means a business which, directly or indirectly, provides or makes available, self-service kiosks which furnish or deliver coupons, or redeem text messaged offers or enroll people into loyalty card programs, or provides technology or services related thereto, or a business which provides or makes available placing the advertising of products with respect to such coupons. Notwithstanding the foregoing, acting in the capacity of a broker or wholesaler for products where advertising the products is ancillary to the sales function shall not be deemed to be a “Competitive Business” so long as advertising focused on self service kiosks is directed towards the Company.

(b)

Non-Solicitation. You agree that during the Restricted Period, without the written consent of the Company, you shall not, directly or indirectly through Alpha Kash or otherwise, either individually or in partnership or jointly or in conjunction with any person or persons as principal, agent, shareholder or in any other manner whatsoever:

(i)

induce or attempt to induce any individual employed by the Company, NextLevel or their respective direct and indirect parents, subsidiaries and affiliates, together with their respective officers, directors, partners, shareholders, members, managers, employees and agents (collectively, the “Group”) to terminate his or her employment with such entity, or hire or offer to hire any such employee; or

(ii)

solicit business from, or conduct business with (to the extent such business activities are for the benefit of a Competitive Business), any customer or client served by the Company or any other member of the Group at any point during your employment or Alpha Kash’s consultancy with the Company, or which you or Alpha Kash first came into contact with while serving as an employee, consultant, manager, owner or independent contractor of the Company or its predecessor in interest; or interfere or attempt to interfere with any transaction, agreement, prospective agreement, business opportunity or business relationship in which the Company or its predecessors in interest or any affiliate was or is involved at any point during the Restricted Period.

(c)

Non-Disparagement.

 During the Restricted Period, none of you, Alpha Kash or any of Alpha Kash’s Representatives shall make, or cause to be made, any statement or communicate any information (whether oral or written) that disparages or reflects negatively on the Company or any other member of the Group, except to the extent made in a litigation or other judicial proceeding. In addition, you, Alpha Kash and Alpha Kash’s Representatives shall at all times be supportive of the Company and promote it in a positive light, including, without limitation, with respect to dealings with customers, financing sources, vendors and contractors, to the extent you maintain contact with them as a result of your consulting activities through Alpha Kash. During the Restricted Period, neither the Company nor NextLevel shall make, or cause to be made, any statement or communicate any information (whether oral or written) that disparages or reflects negatively on you, except to the extent made in a litigation or other judicial proceeding.

(d)

Remedies. You acknowledge and agree that any breach or threatened breach by you of any of the provisions of this Section 7 would result in irreparable harm to the Company for which monetary damages would be inadequate or difficult or impossible to ascertain. Accordingly, and notwithstanding anything to the contrary herein, the Company shall be entitled, at any time, to injunctive relief in any court of competent jurisdiction to prevent or stop any such breach, threatened breach or continuing breach. In the event of any such action, the prevailing party shall be entitled to recover all reasonable costs and expenses incurred by such party in connection therewith, including reasonable attorneys’ fees and costs.

8.

Certain Representations and Warranties.

You hereby represent and warrant that, as of the date of this Agreement, you (i) have not transferred to any third party, directly or indirectly, any of the Company’s intellectual property or Company Materials, and (ii) own directly and control 100% of the outstanding equity (including voting power thereof) of Alpha Kash.

9.

Breach of this Agreement; Indemnification.

(a)

You understand and agree that if you or Alpha Kash commence, continue or join in any suit or other legal action to assert any claim released or waived in this Agreement, or you or Alpha Kash breach this Agreement, (i) the Company may assert a claim to recover any amounts from you to which it has any right, (ii) the Company shall have the right to seek to obtain an injunction, without the posting of any bond or other security, enjoining or restraining you from any violation of this Agreement, and you hereby consent to the issuance of such an injunction; and (iii) you shall indemnify and hold harmless the Company and each other member of the Group from and against all liabilities, losses, costs, expenses (including reasonable attorneys’ fees), interest, payments and penalties (A) incurred or suffered in the course of or by reason of any such suit or other legal action (whether brought by you or Alpha Kash), as well as against any judgment, order, decree or other adverse determination therein, unless otherwise provided by law, or (B) arising from, in connection with or related to any breach of this Agreement by you or Alpha Kash.

(b)

The Company agrees to indemnify and hold you and Alpha Kash harmless from and against all liabilities, losses, costs, expenses (including reasonable attorneys’ fees), interest, payments and penalties arising from, in connection with or related to any breach of this Agreement by the Company.

10.

Form 8-K. You shall have final, written approval over the language to be included in the Company’s Form 8-K statement announcing your departure from the Company, subject to applicable securities laws, to the extent it relates to you or this Agreement or the Consulting Agreement.

11.

General.

(a)

Notices. All notices required or permitted to be given by either party to the other shall be sent to the addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section) and shall be sufficient if sent by (a) nationally recognized overnight courier, such as Federal Express; or (b) certified U.S. mail, return receipt requested, postage prepaid (sent as aforesaid, “notice”).

If to the Company:

Coupon Express, Inc.

303 Fifth Avenue, Room 206

New York, New York 10016

Attn: Chief Executive Officer

Simultaneous copy (not
constituting notice) to:

NextLevel VIII, LLC

c/o NextLevel Venture Partners, LP

6800 Jericho Turnpike, Suite 120 West

Syosset, NY 11791

Attn: Mr. Joseph Heller

and

Moses & Singer LLP,

405 Lexington Avenue

New York, New York 10174,

Attn: Allan Grauberd, Esq.

If to you:

Eric Kash

335 I.U. Willets Road

Roslyn Heights, New York 11577

Simultaneous copy (not
constituting notice) to:

Certilman Balin Adler & Hyman, LLP

90 Merrick Avenue

East Meadow, New York 11554

Attn: Brian A. Bloom, Esq.

Such notice or demand shall be deemed to have been given or made (i) three (3) business days after it is deposited with a nationally recognized overnight courier, such as Federal Express, or (ii) five (5) business days after it is deposited when sent by certified U.S. mail, return receipt requested, postage prepaid. The above addresses may be changed at any time by giving prior written notice as provided herein.

(b)

If any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in this Agreement is held to be excessively broad as to duration, scope, activity or subject, such provisions will be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

(c)

You acknowledge that this Agreement is personal to you and hereby agree that you may not assign this Agreement unless the Company provides prior written consent.

(d)

This Agreement may be executed in two or more counterparts, or by facsimile transmission, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

(e)

The interpretation and construction of this Agreement, and all matters relating hereto (including, without limitation, the validity or enforcement of this Agreement), shall be governed by the laws of the State of New York without regard to any conflicts or choice of laws provisions of the State of New York that would result in the application of the law of any other jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New

York located in New York County in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(f)

Except as set forth herein, the terms contained in this Agreement, the Consulting Agreement and any exhibits, appendices and schedules attached hereto or thereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or agreements relating thereto whether written or oral. You represent that in executing this Agreement, you have not relied upon any representation or statement not set forth herein. No amendment, modification or waiver of this Agreement shall be valid or binding upon the parties unless in writing and signed by both parties. You acknowledge that you have been represented by an attorney in connection with the preparation and execution of this Agreement.

(g)

The parties agree that this Agreement and the Consulting Agreement are “material agreements” under applicable securities laws and shall be filed with the U.S. Securities Exchange Commission.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COUPON EXPRESS, INC.

By:

/s/ Alan Schor

Name: Alan Schor

Title: Director and Authorized Signatory

/s/ Eric Kash

ERIC KASH

ALPHA KASH LLC

By:

/s/ Eric Kash

Name: Eric Kash

Title: Managing Member

Solely for purposes of acknowledgement and
agreement to be bound by the terms of
Section 7(c) of this Agreement:

NEXTLEVEL VIII, LLC

By:

/s/ Joseph Heller

Name: Joseph Heller

Title: Manager

EXHIBIT A

RESIGNATION

I, Eric Kash, hereby resign as a member of the Board of Directors (the “Board”), Chairman of the Board, and member of any Board committee of Coupon Express, Inc., a Nevada corporation (the “Company”), and as the Chief Executive Officer, Chief Financial Officer, President and as any other employee, officer or agent of, and in any other capacity in, the Company, in each case effective upon the execution and delivery of (i) that certain Agreement, dated as of May 14, 2013, by and among the Company, myself, Alpha Kash LLC, a New York limited liability company (“Alpha Kash”), and, solely for purposes of Section 7(c) therein, NextLevel VIII, LLC, a Delaware limited liability company (“NextLevel”), and (ii) that certain Consulting Agreement, dated as of May 14, 2013, by and among the Company, Alpha Kash, myself and, solely for purposes of Section 9(c) therein, NextLevel.

/s/ Eric Kash

ERIC KASH

EXECUTION COPY

EXHIBIT B

CONSULTING AGREEMENT

Filed as Exhibit 10.2

EXECUTION COPY

EXHIBIT C

COMMON STOCK OPTION

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PSI CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 10,000,000 shares of the Common Stock of

PSI CORPORATION
(subject to adjustment as provided herein)

COMMON STOCK OPTION

OPTION _________________

 Issue Date: As of November 10, 2008

(This Option is a reissuance of a previously granted instrument and replaces such instrument which is hereby cancelled.)

PSI CORPORATION, a corporation organized under the laws of the State of Nevada ("PSI"), hereby certifies that, for value received, (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein), as of the Issue Date and at any time or from time to time before 5:00 p.m., New York time, through the close of business on the tenth anniversary of the Issue Date (the "Expiration Date"), subject to vesting as set forth in Section 1.1 below, up to 10,000,000 fully paid and non assessable shares of Common Stock (as hereinafter defined), at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term "Company" shall include PSI and any corporation which shall succeed, or assume the obligations of PSI hereunder.

(b)

 The term "Common Stock" includes (i) the Company's Common Stock, $.001 par value; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Option at any time shall be entitled to receive, or shall have received, on the exercise of this Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Option shall be $.001 per share, subject to adjustment as provided herein. Upon each adjustment of the Exercise Price, the holder of this Option shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

1. Exercise of Option.

1.1 Number of Shares Issuable upon Exercise; Vesting. Subject to adjustment pursuant to Section 4, from and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), an aggregate of 10,000,000 shares of Common Stock of the Company as such Options vests pursuant to the following schedule: 2,000,000 of such Options shall vest on the first anniversary of the Issue Date, 2,000,000 of such Options shall vest on the second anniversary of the Issue Date, 2,000,000 of such Options shall vest on the third anniversary of the Issue Date, 2,000,000 of such Options shall vest on the fourth anniversary of the Issue Date, and the remaining 2,000,000 of such Options shall vest on the fifth anniversary of the Issue Date.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)

If the Company's Common Stock is traded on the American Stock Exchange, New York Stock Exchange or another national exchange including the Global Market or Capital Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b)

If the Company's Common Stock is not traded on the American Stock Exchange, New York Stock Exchange or another national exchange including the Nasdaq but is traded on the OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c)

Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen by the Holder and the Company from a panel of persons qualified by education and training to pass on the matter to be decided.

(d)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of the exercise of the Option, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Option. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.4 Trustee for Option Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Options pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a Option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non assessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2

Exercise.

(a)

Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price; (ii) by delivery of the Option in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)

Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)

A

Where

 X =

the number of shares of Common Stock to be issued to the Holder

 Y =

the number of shares of Common Stock purchasable under this Option or, if only a portion of this Option is being exercised, the portion of this Option being exercised (at the date of such calculation)

A =

the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B =

Exercise Price (as adjusted to the date of such calculation)

3.

Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1

Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Option, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4. Notwithstanding the foregoing, in the event of an Acquisition (as defined in the Company’s Certificate of Incorporation) this Option, to the extent not previously exercised, shall be automatically exercised immediately prior to the closing date thereof as provided in Section 2.2(b).

3.2

Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Option pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of this Option.

3.3

Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option

4.

Extraordinary Events Regarding Common Stock. In case the Company shall at any time declare a stock dividend on its Common Stock payable in shares of Common Stock or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such stock dividend or subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

5.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the holder of this Option and any Option agent of the Company (appointed pursuant to Section 9 hereof).

6.

Reservation of Stock, Etc., Issuable on Exercise of Option. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Option, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Option.

7.

Assignment, Exchange of Option. Subject to compliance with applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

8.

Replacement of Option. On receipt of evidence reasonably satisfactory to this Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

9.

Option Agent. The Company may, by written notice to the Holder of this Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10.

Transfer on the Company's Books. Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.

Notices, Etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.

12.

Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

PSI CORPORATION

WITNESS:

By: /s/ Alan Schor

Name: Alan Schor

/s/ Barbara Schor

Title: Director and Authorized Signatory

EXHIBIT A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise of Option)

TO:

PSI Corporation

Attention:

Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Option (No.__ ), hereby irrevocably elects to purchase (check applicable box):

_________

shares of the Common Stock covered by such Option; or

_________

the maximum number of shares of Common Stock covered by such Option pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Option, which is $.001. Such payment takes the form of (check applicable box or boxes):

_________

$

in lawful money of the United States; and/or

_________

the cancellation of such portion of the attached Option as is exercisable for a total of shares of Common Stock (using a Fair Market Value of $      per share for purposes of this calculation); and/or

_________

the cancellation of the attached Option, in accordance with the formula set forth in Section 2.2, to exercise this Option with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________whose address is ________________________________________________.

The undersigned represents and Options that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:

____________________________________

(Signature must conform to name of holder as
specified on the face of the Option)

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only on Transfer of Option)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the number of shares of Common Stock of PSI Corporation to which the within Option relates specified under the heading "Number Transferred" opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of PSI Corporation with full power of substitution in the premises.

Number
Transferees	Address	Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Option)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

EXHIBIT D

COMMON STOCK WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUPON EXPRESS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 36,000,000 shares of the Common Stock of

COUPON EXPRESS, INC.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

WARRANT _________________

 Issue Date: As of October 24, 2011

(This Warrant is a reissuance of a previously granted instrument and replaces such instrument which is hereby cancelled.)

COUPON EXPRESS, INC., a corporation organized under the laws of the State of Nevada ("Coupon Express"), hereby certifies that, for value received, (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein), no earlier than sixty (60) days from the date of issuance of this Warrant, and at any time or from time to time before 5:00 p.m., New York time, through the close of business on the fifth anniversary of the date of issuance (the "Expiration Date"), up to 36,000,000 fully paid and non assessable shares of Common Stock (as hereinafter defined), at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(d)

The term "Company" shall include Coupon Express and any corporation which shall succeed, or assume the obligations of Coupon Express hereunder.

(e)

 The term "Common Stock" includes (i) the Company's Common Stock, $.001 par value; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(f)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(g) The "Exercise Price" applicable under this Warrant shall be $.001 per share, subject to adjustment as provided herein. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), 36,000,000 shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(e)

If the Company's Common Stock is traded on the American Stock Exchange, New York Stock Exchange or another national exchange including the Global Market or Capital Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(f)

If the Company's Common Stock is not traded on the American Stock Exchange, New York Stock Exchange or another national exchange including the Nasdaq but is traded on the OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(g)

Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen by the Holder and the Company from a panel of persons qualified by education and training to pass on the matter to be decided.

(h)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non assessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise.

(c)

Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price; (ii) by delivery of the Warrant in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non assessable shares of Common Stock (or Other Securities) determined as provided herein.

(d)

Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)

A

Where

 X =

the number of shares of Common Stock to be issued to the Holder

 Y =

the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

A =

the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B =

Exercise Price (as adjusted to the date of such calculation)

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4. Notwithstanding the foregoing, in the event of an Acquisition (as defined in the Company’s Certificate of Incorporation) this Warrant, to the extent not previously exercised, shall be automatically exercised immediately prior to the closing date thereof as provided in Section 2.2(b).

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of this Warrant.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant

6.

Extraordinary Events Regarding Common Stock. In case the Company shall at any time declare a stock dividend on its Common Stock payable in shares of Common Stock or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such stock dividend or subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

7.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant and any Warrant agent of the Company (appointed pursuant to Section 9 hereof).

13.

Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

14.

Assignment, Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

15.

Replacement of Warrant. On receipt of evidence reasonably satisfactory to this Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

16.

Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17.

Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

18.

Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

19.

Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

COUPON EXPRESS, INC.

WITNESS:	By:	/s/ Alan Schor

Name: Alan Schor
/s/ Barbara Schor	Title: Director and Authorized Signatory

EXHIBIT A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise Of Warrant)

TO:

Coupon Express, Inc.

Attention:

Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.__ ), hereby irrevocably elects to purchase (check applicable box):

_________

shares of the Common Stock covered by such Warrant; or

_________

the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $.001. Such payment takes the form of (check applicable box or boxes):

_________

$

in lawful money of the United States; and/or

_________

the cancellation of such portion of the attached Warrant as is exercisable for a total of shares of Common Stock (using a Fair Market Value of $    per share for purposes of this calculation); and/or

_________

the cancellation of the attached Warrant, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________ whose address is ________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:

____________________________________

(Signature must conform to name of holder as
specified on the face of the Warrant)

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the number of shares of Common Stock of Coupon Express, Inc. to which the within Warrant relates specified under the heading "Number Transferred" opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Coupon Express, Inc. with full power of substitution in the premises.

Number
Transferees	Address	Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)